UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

Trio Petroleum Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41643	87-1968201
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23823 Malibu Road, Suite 304

Malibu, CA 90265

(661) 324-3911

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TPET	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On October 16, 2023, Trio Petroleum Corp., a Delaware corporation (the “Company”), and Trio Petroleum LLC, a California limited liability company (“Trio LLC”) entered into that certain Agreement for Purchase of an Undivided Interest in the McCool Ranch Oil Field, dated as of October 16, 2023, which was amended by First Amendment to Agreement for Purchase and Sale of an Undivided Interest in the McCool Ranch Oil Field, dated as of November 21, 2023 (the “McCool Agreement”) and also executed a letter dated January 4, 2024 (the “McCool Letter”), with respect to the McCool Agreement, pursuant to which Trio LLC agreed to sell to the Company and the Company agreed to purchase from Trio LLC certain assets in the McCool Ranch Oil Field.

On May 27, 2025, the Company and Trio LLC entered into that certain Mutual Termination Agreement, pursuant to which the McCool Agreement and the McCool Letter were terminated, effective as of May 27, 2025, and any and all rights, duties, and obligations arising under the McCool Agreement and the McCool Letter were terminated. Pursuant to the Mutual Termination Agreement, the Company shall not be entitled to the refund of any amounts paid by it to Trio LLC pursuant to the terms of the McCool Agreement or the McCool Letter.

Item 7.01 Regulation FD

On May 23, 2025, the Company issued a press release announcing its intent to terminate operations, with respect to the McCool Ranch Oilfield. A copy of such press release is furnished hereto as Exhibit 99.1.

The information set forth in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Mutual Termination Agreement, dated May 27, 2025, by and between Trio Petroleum Corp. and Trio Petroleum LLC
99.1	Press release, dated May 23, 2025
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trio Petroleum Corp.

Date: May 29, 2025	By:	/s/ Robin Ross
	Name:	Robin Ross
	Title:	Chief Executive Officer